NOVEMBER 1, 2024
SUPPLEMENT TO THE FOLLOWING FUNDS’ SUMMARY PROSPECTUSES, EACH AS DATED BELOW:
FUND	DATE OF SUMMARY PROSPECTUS
THE HARTFORD CAPITAL APPRECIATION FUND	MARCH 1, 2024, AS SUPPLEMENTED TO DATE
HARTFORD CORE EQUITY FUND	MARCH 1, 2024
THE HARTFORD DIVIDEND AND GROWTH FUND	MARCH 1, 2024
THE HARTFORD EQUITY INCOME FUND	MARCH 1, 2024
THE HARTFORD GROWTH OPPORTUNITIES FUND	MARCH 1, 2024
THE HARTFORD HEALTHCARE FUND	MARCH 1, 2024, AS SUPPLEMENTED TO DATE
THE HARTFORD MIDCAP FUND	MARCH 1, 2024, AS SUPPLEMENTED TO DATE
THE HARTFORD MIDCAP VALUE FUND	MARCH 1, 2024
THE HARTFORD SMALL CAP GROWTH FUND	MARCH 1, 2024
HARTFORD SMALL CAP VALUE FUND	MARCH 1, 2024
THE HARTFORD SMALL COMPANY FUND	MARCH 1, 2024
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus.
The overnight mailing address for Hartford Funds reflected in each of the above referenced Summary Prospectuses is changing effective November 1, 2024. Accordingly, the last sentence in the section entitled “Purchase and Sale of Fund Shares” in each of the above referenced Summary Prospectuses is deleted in its entirety and replaced with the following effective November 1, 2024:
For overnight mail, please send the request to Hartford Funds, 801 Pennsylvania Ave, Suite 219060, Kansas City, MO 64105-1307.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7692
November 2024